Exhibit 12.1

CERTIFICATION OF PERIODIC REPORT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the annual report on Form 20-F (the “Form 20-F”) for the year ended December 31, 2002 of Open Joint Stock Company “Vimpel-Communications”) (the “Issuer”).

I, Jo O. Lunder, the Chief Executive Officer and General Director of the Issuer, certify that:

(i)

the Form 20-F fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)

the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: June 27, 2003.
By:	/s/ Jo O. Lunder

Name:	Jo O. Lunder
Title:	Chief Executive Officer and General Director

A signed original of this written statement required by Section 906 has been provided to Open Joint Stock Company “Vimpel-Communications” (the “Company”) and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.